                                                                    EXHIBIT 21.1



                                                                                          STATE OR OTHER JURISDICTION
                                                                                            OF INCORPORATION OR
SUBSIDIARIES AND AFFILIATES OF REGISTRANT                                                        ORGANIZATION
-----------------------------------------                                                 ---------------------------
Athens Brick Company                                                                              Delaware
Brookhollow Corporation                                                                           Delaware
    Brook Hollow Properties, Inc.                                                                 Texas
    Brookhollow of Alexandria, Inc.                                                               Louisiana
    Brookhollow of Virginia, Inc.                                                                 Virginia
    Southwestern Financial Corporation, formerly Clodine Properties Inc.                          Texas
Chaparral Steel Company                                                                           Delaware
    Castelite Steel Products Inc.                                                                 Texas
    Chaparral Steel Holdings, Inc.                                                                Delaware
        Chaparral Steel Trust                                                                     Delaware
    Chaparral Steel Texas, Inc.                                                                   Delaware
Chaparral Steel Midlothian, LP(1)                                                                 Delaware
Chaparral (Virginia) Inc.                                                                         Delaware
Creole Corporation                                                                                Delaware
Dolphin Construction Company                                                                      Louisiana
Louisiana Industries, Inc.                                                                        Louisiana
Pacific Custom Materials, Inc.                                                                    California
Riverside Cement Company(2)                                                                       California
    Partin Limestone Products, Inc.                                                               California
    Riverside Cement Holdings Company                                                             California
Texas Industries Holdings, Inc.                                                                   Delaware
    Texas Industries Trust                                                                        Delaware
TXI Aviation, Inc.                                                                                Texas
TXI California Inc.                                                                               Delaware
TXI Capital Trust I                                                                               Delaware
TXI Cement Company, formerly TXI Structural Products, Inc.                                        Delaware
TXI Corp., formerly TXI Texas, Inc.                                                               Delaware
    TXI Operating Trust                                                                           Delaware
TXI Operations, LP(3)                                                                             Delaware
TXI Receivables Corporation                                                                       Delaware
TXI Riverside Inc.                                                                                Delaware
TXI Star Recycling LP, formerly Star 2000 LP(1)                                                   Delaware
TXI Transportation Company                                                                        Texas



Indirect subsidiaries of Registrant are indented and listed following their direct parent company.


(1) Delaware limited partnership: Chaparral Steel Trust, general partner; Chaparral Steel Texas, Inc., limited partner.

(2) California general partnership: TXI California Inc. and TXI Riverside Inc., general partners.

(3) Delaware limited partnership: TXI Operating Trust, general partner; Texas Industries Trust, limited partner.



                                      -36-